Supplement dated June 5, 2014
to
Prospectus dated April 28, 2014

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 28, 2014 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 26 of the Prospectus before you decide to invest.

This supplement updates the Prospectus as follows: (i) reflects the entry by the Company into the first amendment to its amended and restated credit facility with Capital One, National Association, as administrative agent and other banks as participants, (ii) reflects the entry by the Company’s subsidiary, HMS Funding I, LLC, into a credit agreement with Deutsche Bank AG, New York Branch, as administrative agent and other banks as participants and (iii) updates the Prospectus with respect to the status of the offering and the Company’s investment portfolio.

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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in their entirety the third and fourth paragraphs in the section entitled “Prospectus Summary-Credit Facility” on page 9 of the Prospectus with the following:

On March 11, 2014, we entered into a $70 million senior secured credit facility (as amended from time to time, the “Syndicated Credit Facility”) with Capital One as the administrative agent, and other banks as participants (together with Capital One, the “Lenders”) in the Facility. This Syndicated Credit Facility amends and restates in its entirety the Credit Facility. In connection with the entry into the Syndicated Credit Facility, on March 11, 2014, we borrowed $20 million, $13 million of which was used to satisfy our obligations under the Credit Facility. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. The Company pays unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. The Syndicated Credit Facility has a three year term, with two one-year extension options, subject to approval of the Lenders. Additionally, the Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase to $150 million. Borrowings under the Syndicated Credit Facility are secured by all of the Company’s assets as well as all of the assets, other than the assets of certain permitted structured subsidiaries (the “Structured Subsidiaries”), and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than Structured Subsidiaries), which would be joined as guarantors. The credit agreement for the Syndicated Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with our investment objectives and strategies (subject to certain limitations, as set forth in the Syndicated Credit Facility). Further, the Syndicated Credit Facility contains limitations on incurrence of other indebtedness (other than by Structured Subsidiaries), limitations on industry concentration, an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility, as well as usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility has a maturity date of March 11, 2017.

On June 2, 2014, the Company’s wholly-owned Structured Subsidiary, HMS Funding I, LLC, a Maryland limited liability company (“HMS Funding”), entered into a credit agreement (the “HMS Funding Facility”) among HMS Funding, the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), and the financial institutions party thereto as lenders (together with Deutsche Bank, the “HMS Funding Lenders”). The HMS Funding Facility provides for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the HMS Funding Facility. In addition, at HMS Funding’s request and approval by HMS Funding Lenders, the maximum borrowings under the HMS Funding Facility can be increased by up to an additional $200 million, in the aggregate, subject to certain limitations contained in the HMS Funding Facility, for a total maximum capacity of $250 million. In connection with the entry into the HMS Funding Facility, the Company will contribute certain assets to HMS Funding, as permitted under the Syndicated Credit Facility, as collateral to secure the HMS Funding Facility. The HMS Funding Facility matures on June 3, 2019.
Under the HMS Funding Facility, interest is calculated as the sum of the index plus the applicable margin of 2.75%. If the HMS Funding Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one month LIBOR. HMS Funding also pays a commitment fee on the undrawn amount of commitments of 0.65% per annum, depending on the utilization of the loan commitment amount. Additionally, HMS Funding will pay a utilization fee equal to 2.75% of the undrawn amount of the Required Utilization, as defined in the HMS Funding Facility. The HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on the maturity date. During the amortization period, the applicable margin will increase by 0.25%.
HMS Funding’s obligations under the HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the HMS Funding Facility.
As of June 5, 2014, we had approximately $53.5 million outstanding and $16.5 million available under our Syndicated Credit Facility and $0 million outstanding and $50 million available under the HMS Funding Facility (not including the accordion feature of either of the Credit Facilities) subject to certain limitations and the asset coverage restrictions under the 1940 Act, as discussed below.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. Stated differently, the amount of our total borrowings and other senior securities as a percentage of our total assets cannot exceed 50%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. For more information regarding the risks related to our use of leverage, see “Risk Factors - Risks Related to Business Development Companies” and “Risk Factors - Risks Relating to Debt Financing.”

RISK FACTORS

This supplement replaces in its entirety the risk factor entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility.” on pages 35-36 of the Prospectus with the following:

We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the HMS Funding Facility.
On March 11, 2014, we entered into the Syndicated Credit Facility of $70 million with an accordion provision allowing increases in borrowing of up to $150 million, subject to certain conditions. On May 30, 2014, we entered into the First Amendment to the Syndicated Credit Facility. The maturity date of the Syndicated Credit Facility is March 11, 2017. We have two, one-year extension options, with lender approval. On June 2, 2014, our wholly-owned subsidiary, HMS Funding entered into the HMS Funding Facility of $50 million with an accordion provision allowing increases in borrowing of up to $250 million, subject to certain conditions. The maturity date of the HMS Funding Facility is June 3, 2019. At June 5, 2014 we had approximately $53.5 million and $0 million of debt financing outstanding under our Syndicated Credit Facility and the HMS Funding Facility, respectively.

There can be no guarantee that we will be able to expand, extend or replace the Syndicated Credit Facility or the HMS Funding Facility (collectively, the “Credit Facilities”) on terms that are favorable to us, if at all. Our ability to expand the Credit Facilities, and to obtain replacement financing at the time of their respective maturities, will be constrained by then-current economic conditions affecting the credit markets. Additionally, in March of 2013 the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency (the “Agencies”) jointly issued new guidance for leveraged lending transactions conducted by regulated financial institutions (the “Leveraged Lending Guidance”). The Leveraged Lending Guidance outlines for Agency-supervised institutions high-level principles related to safe-and-sound leveraged lending and contains the Agencies’ minimum expectations for a risk management framework that financial institutions should have in place. The Leveraged Lending Guidance provides only common definitions of leveraged lending and directs financial institutions to define leveraged lending in their internal policies. Therefore, banks or other financial institutions that provide financing to a BDC could determine that such financing constitutes leveraged lending under their leveraged lending policies. This would impose heightened regulatory requirements on such banks and other financial institutions when they make loans or provide other financing to a BDC, which may make financing more expensive and less available to BDCs. In the event that we are not able to maintain the Credit Facilities, or to expand, extend or refinance the Credit Facilities, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

This supplement replaces in its entirety the risk factor entitled “In addition to regulatory limitations on our ability to raise capital, our Syndicated Credit Facility contains various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.” on page 36 of the Prospectus with the following:

In addition to regulatory limitations on our ability to raise capital, our Credit Facilities contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our operations. The Syndicated Credit Facility contains affirmative and negative covenants usual and customary for leveraged financings, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million, and the HMS Funding Facility contains affirmative and negative covenants usual and customary for leveraged financings, including but not limited to maintaining a positive tangible net worth and limitations on industry concentration. Further, the Syndicated Credit Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in the Company’s business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods and the HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the HMS Funding Facility. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the Syndicated Credit Facility. Our continued compliance with the covenants contained in the Credit Facilities depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the Syndicated Credit Facility or the HMS Funding Facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

This supplement replaces in its entirety the risk factor entitled “Because we borrow funds, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.” on page 36 of the Prospectus with the following:

Because we borrow funds, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks associated with investing in our securities. We may borrow from banks and other lenders, including under our Credit Facilities, and may issue debt securities or enter into other types of borrowing arrangements in the future. Our Credit Facilities contain financial and operating covenants that could restrict our business activities. Breach of any of those covenants could cause a default under those instruments. Such a default, if not cured or waived, could have a material adverse effect on us. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause our net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

At June 5, 2014, we had approximately $53.5 million and $0 million of debt financing outstanding under our Syndicated Credit Facility and the HMS Funding Facility, respectively.

SENIOR SECURITIES

This supplement replaces in their entirety the fourth paragraph in the section entitled “Senior Securities” on pages 45-46 of the Prospectus with the following:

On March 11, 2014, we entered into the Syndicated Credit Facility, a $70 million senior secured credit facility with Capital One, as the administrative agent, and other banks the Lenders in the Syndicated Credit Facility. This Syndicated Credit Facility amends and restated in its entirety the Credit Facility. In connection with the entry into the Syndicated Credit Facility, on March 11, 2014, we borrowed $20 million, $13 million of which was used to satisfy our obligations under the Credit Facility. On May 30, 2014, we and the Lenders entered into the First Amendment to the Syndicated Credit Facility. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. The Company pays unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. The Syndicated Credit Facility has a three year term, with two one-year extension options, subject to approval of the Lenders. Additionally, the Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase to $150 million. Borrowings under the Syndicated Credit Facility are secured by all of the Company’s assets, other than the assets of the Structured Subsidiaries, as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than Structured Subsidiaries), which would be joined as guarantors. The credit agreement for the Syndicated Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million. Further, the Syndicated Credit Facility contains limitations on incurrence of other indebtedness (other than by Structured Subsidiaries), limitations on industry concentration, and an anti-

hoarding provision to protect the collateral under the Syndicated Credit Facility. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with our investment objectives and strategies (as set forth in the Syndicated Credit Facility). Further, the credit agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility has a maturity date of March 11, 2017.
On June 2, 2014, HMS Funding entered into the HMS Funding Facility, which provides for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the HMS Funding Facility. In addition, at HMS Funding’s request and approval by HMS Funding Lenders, the maximum borrowings under the HMS Funding Facility can be increased by up to an additional $200 million, in the aggregate, subject to certain limitations contained in the HMS Funding Facility, for a total maximum capacity of $250 million. In connection with the entry into the HMS Funding Facility, the Company will contribute certain assets to HMS Funding, as permitted under the Syndicated Credit Facility, as collateral to secure the HMS Funding Facility. The HMS Funding Facility matures on June 3, 2019.
Under the HMS Funding Facility, interest is calculated as the sum of the index plus the applicable margin of 2.75%. If the HMS Funding Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one month LIBOR. HMS Funding also pays a commitment fee on the undrawn amount of commitments of 0.65% per annum, depending on the utilization of the loan commitment amount. Additionally, HMS Funding will pay a utilization fee equal to 2.75% of the undrawn amount of the Required Utilization, as defined in the HMS Funding Facility. The HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on the maturity date. During the amortization period, the applicable margin will increase by 0.25%.
HMS Funding’s obligations under the HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the HMS Funding Facility.
As of June 5, 2014, we had approximately $53.5 million outstanding and $16.5 million available under our Syndicated Credit Facility and $0 million outstanding and $50 million available under the HMS Funding Facility (not including the accordion feature of either of the Credit Facilities) subject to certain limitations and the asset coverage restrictions under the 1940 Act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces the six paragraphs in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Capital Resources” on pages 59-60 of the Prospectus with the following:

As of December 31, 2013, we had approximately $6.4 million in cash and cash equivalents and our net asset value totaled approximately $48.1 million equating to approximately $8.91 per share. The change from the December 31, 2012 net asset value per share of $8.86 was due primarily to a net increase in net assets resulting from operations in excess of distributions declared.

On May 24, 2012, HMS Income LLC entered into the Credit Facility, a $15 million senior secured revolving credit facility with Capital One, and immediately borrowed $7 million under the facility (the “Credit Facility”). The Company became the borrower under the Credit Facility as a result of the Merger Transaction. The Credit Facility has an accordion provision allowing increases in borrowing of up to $60 million, for a total facility of up to $75 million, subject to certain conditions. The proceeds from the initial borrowing under the Credit Facility and working capital were used to repay the Main Street Facility, which had an outstanding balance of $7.5 million at the time of repayment. On August 16, 2013, the Company expanded the available capacity under the Credit Facility from $15 million to $25 million. The Credit Facility was further amended on November 19, 2013, increasing the capacity from $25 million to $30 million. With the amendment to expand the Credit Facility, certain restrictions were added including requirements that the Company (i) notify the administrative agent of the occurrence of certain events relating to the Adviser or certain breaches under the Advisory Agreement and (ii) seek written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. Additionally, the amendment includes as an event of default under the Credit Facility the Company’s failure to cause the Adviser to comply with all terms and conditions of the control agreement between the Company, the Company’s custodian and the administrative agent and any other custodial agreement. Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.75% or (ii) the base rate plus 1.5%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. As of December 31, 2013, we exercised our LIBOR election, thus setting a rate of 3.0%.

During the year ended December 31, 2013, we raised proceeds of approximately $40.7 million from the Offering, including proceeds from the distribution reinvestment plan, and made payments of $3.7 million for selling commissions and dealer manager fees. We also incurred an obligation of $610,000 of Offering costs related to the Offering.

On March 11, 2014, we entered into the Syndicated Credit Facility, a $70 million senior secured credit facility with Capital One, as the administrative agent, and other banks the Lenders in the Syndicated Credit Facility. This Syndicated Credit Facility amends and restated in its entirety the Credit Facility. In connection with the entry into the Syndicated Credit Facility, on March 11, 2014, we borrowed $20 million, $13 million of which was used to satisfy our obligations under the Credit Facility. On May 30, 2014, we and the Lenders entered into the First Amendment to the Syndicated Credit Facility. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. The Company pays unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. The Syndicated Credit Facility has a three year term, with two one-year extension options, subject to approval of the Lenders. Additionally, the Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase to $150 million. Borrowings under the Syndicated Credit Facility are secured by all of the Company’s assets, other than the assets of the Structured Subsidiaries, as well as all of the assets, and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than Structured Subsidiaries), which would be joined as guarantors. The credit agreement for the Syndicated Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million. Further, the Syndicated Credit Facility contains limitations on incurrence of other indebtedness (other than by Structured Subsidiaries), limitations on industry concentration, and an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with our investment objectives and strategies (as set forth in the Syndicated Credit Facility). Further, the credit agreement contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility has a maturity date of March 11, 2017.
On June 2, 2014, HMS Funding entered into the HMS Funding Facility, which provides for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the HMS Funding Facility. In addition, at HMS Funding’s request and approval by HMS Funding Lenders, the maximum borrowings under the HMS Funding Facility can be increased by up to an additional $200 million, in the aggregate, subject to certain limitations contained in the HMS Funding Facility, for a total maximum capacity of $250 million. In connection with the entry into the HMS Funding Facility, the Company will contribute certain assets to HMS Funding, as permitted under the Syndicated Credit Facility, as collateral to secure the HMS Funding Facility. The HMS Funding Facility matures on June 3, 2019.
Under the HMS Funding Facility, interest is calculated as the sum of the index plus the applicable margin of 2.75%. If the HMS Funding Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one month LIBOR. HMS Funding also pays a commitment fee on the undrawn amount of commitments of 0.65% per annum, depending on the utilization of the loan commitment amount. Additionally, HMS Funding will pay a utilization fee equal to 2.75% of the undrawn amount of the Required Utilization, as defined in the HMS Funding Facility. The HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on the maturity date. During the amortization period, the applicable margin will increase by 0.25%.
HMS Funding’s obligations under the HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the HMS Funding Facility.

As of June 5, 2014, we had approximately $53.5 million outstanding and $16.5 million available under our Syndicated Credit Facility and $0 million outstanding and $50 million available under the HMS Funding Facility (not including the accordion feature of either of the Credit Facilities), subject to certain limitations and the asset coverage restrictions under the 1940 Act.

We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, income earned from our investments, net capital raised from our Offering, and borrowings under our Credit Facilities. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. Stated differently, the amount outstanding under our Credit Facilities as a percentage of our total assets cannot exceed 50%. As of December 31, 2013, this percentage was 18%. This requirement limits the amount that we may borrow. As of December 31, 2013, we had capacity under our Credit Facility to borrow approximately an additional $16.0 million.

Although we have been able to secure access to potential additional liquidity, through our Offering and also by entering into the Credit Facilities, there is no assurance that equity or debt capital will be available to us in the future on favorable terms, or at all.

This supplement replaces the final paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments” on page 62 of the Prospectus the following:

On March 11, 2014, we entered into the Syndicated Credit Facility, a $70 million senior secured credit facility with Capital One, as the administrative agent, and other banks the Lenders in the Syndicated Credit Facility. This Syndicated Credit Facility amends and restated in its entirety the Credit Facility. In connection with the entry into the Syndicated Credit Facility, on March 11, 2014, we borrowed $20 million, $13 million of which was used to satisfy our obligations under the Credit Facility. On May 30, 3014, we entered into the First Amendment to the Syndicated Credit Facility. Borrowings under the Syndicated Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the adjusted LIBOR rate plus 2.75% or (ii) the base rate plus 1.75%. The base rate is defined as the higher of (a) the prime rate or (b) the Federal Funds Rate (as defined in the credit agreement) plus 0.5%. The adjusted LIBOR rate is defined in the credit agreement for the Syndicated Credit Facility as the LIBOR rate plus such amount as adjusted for statutory reserve requirements for Eurocurrency liabilities. The Company pays unused commitment fees of 0.25% per annum on the unused lender commitment under the Syndicated Credit Facility if more than 50% of the Syndicated Credit Facility is being used and a commitment fee of 0.375% per annum on the unused lender commitments under the Syndicated Credit Facility if less than 50% of the Syndicated Credit Facility is being used. The Syndicated Credit Facility has a three year term, with two one-year extension options, subject to approval of the Lenders. Additionally, the Syndicated Credit Facility has an accordion provision allowing borrowing capacity to increase to $150 million. Borrowings under the Syndicated Credit Facility are secured by all of the Company’s assets as well as all of the assets, other than the assets of the Structured Subsidiaries, and a pledge of equity ownership interests, of any future subsidiaries of the Company (other than the Structured Subsidiaries), which would be joined as guarantors. The credit agreement for the Syndicated Credit Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million. Additionally, we must provide information to Capital One on a regular basis, preserve our corporate existence, comply with applicable laws, including the 1940 Act, pay obligations when they become due, and invest the proceeds of the Offering in accordance with its investment objectives and strategies (subject to certain limitations, as set forth in the Syndicated Credit Facility). Further, the Syndicated Credit Facility contains limitation on incurrence of other indebtedness (other than by Structured Subsidiaries), limitations on industry concentration, an anti-hoarding provision to protect the collateral under the Syndicated Credit Facility, as well as usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in our business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility has a maturity date of March 11, 2017.

On June 2, 2014, HMS Funding entered into the HMS Funding Facility, which provides for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the HMS Funding Facility. In addition, at HMS Funding’s request and approval by HMS Funding Lenders, the maximum borrowings under the HMS Funding Facility can be increased by up to an additional $200 million, in the aggregate, subject to certain limitations contained in the HMS Funding Facility, for a total maximum capacity of $250 million. In connection with the entry into the HMS Funding Facility, the Company will contribute certain assets to HMS Funding, as permitted under the Syndicated Credit Facility, as collateral to secure the HMS Funding Facility. The HMS Funding Facility matures on June 3, 2019.
Under the HMS Funding Facility, interest is calculated as the sum of the index plus the applicable margin of 2.75%. If the HMS Funding Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one month LIBOR. HMS Funding also pays a commitment fee on the undrawn amount of commitments of 0.65% per annum, depending on the utilization of the loan commitment amount. Additionally, HMS Funding will pay a utilization fee equal to 2.75% of the undrawn amount of the Required Utilization, as defined in the HMS Funding Facility. The HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on the maturity date. During the amortization period, the applicable margin will increase by 0.25%.
HMS Funding’s obligations under the HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the HMS Funding Facility.

As of June 5, 2014, we had approximately $53.5 million outstanding and $16.5 million available under our Syndicated Credit Facility and $0 million outstanding and $50 million available under the HMS Funding Facility (not including the accordion feature of either of the Credit Facilities), subject to certain limitations and the the asset coverage restrictions under the 1940 Act.
Through May 31, 2014, we have raised over $110 million of capital in the offering. As of May 31, 2014, the cost basis of our investment portfolio was approximately $175 million.
In May 2014, we closed our first co-investment transaction, under our co-investment exemptive relief order recently granted by the SEC, with our Sub-Adviser, a $1.9 million investment in Datacom, L.L.C., a Gulf Coast region provider of communication and data transfer technology solutions primarily to the oil and gas exploration and production marine industries.